UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2011
CMSF CORP. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-12312 (Commission File Number)	95-3880130 (IRS Employer Identification No.)
980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (805) 290-4977
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.      Entry into a Material Definitive Agreement.

CMSF Corp., a Delaware corporation (“CMSF”), filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) on May 23, 2011 (the “Original Filing”), to report, among other things, entry by CMSF into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Plures Technologies, Inc., a Delaware corporation (“Plures”), RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales and a stockholder of CMSF (“RENN Universal”), RENN Global Entrepreneurs Fund, Inc., a Texas corporation and a stockholder of CMSF (“RENN Global”), and CMSF’s newly formed, wholly owned subsidiary, Plures Acquisition Corp., a Delaware corporation.  The Original Filing was amended by a Form 8-K/A filed with the SEC on August 3, 2011.  This Amendment No. 2 to Form 8-K (this “Amendment”) supplements the Original Filing, as amended, in order to add a Second Amendment to Agreement and Plan of Merger and Reorganization, dated August 3, 2011, by and among CMSF, Plures, RENN Universal and RENN Global.

Except as described above, no other changes have been made to the Original Filing, as amended, and this Amendment does not modify or update any other information in the Original Filing, as amended.  Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing.  Accordingly, this Form 8-K/A should be read in conjunction with any filings made by the Company with the SEC subsequent to the date of the Original Filing.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
10.3
Second Amendment to Agreement and Plan of Merger and Reorganization, dated August 3, 2011, by and among CMSF Corp., a Delaware corporation, Plures Technologies, Inc., a Delaware corporation, RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales, and RENN Global Entrepreneurs Fund, Inc., a Texas corporation.

    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        CMSF CORP.

               Date: August 4, 2011                                                                                                                     /s/ Stephen Crosson
                                                                      Stephen Crosson, Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
10.3
Second Amendment to Agreement and Plan of Merger and Reorganization, dated August 3, 2011, by and among CMSF Corp., a Delaware corporation, Plures Technologies, Inc., a Delaware corporation, RENN Universal Growth Investment Trust PLC, a public limited company registered in England and Wales, and RENN Global Entrepreneurs Fund, Inc., a Texas corporation.